Loss per share	9 Months Ended
Sep. 30, 2023
Earnings per share [abstract]
Loss per share	Loss per share
Basic loss per share is calculated by dividing the loss for the period attributable to ordinary equity holders of the Company by the weighted average number of ordinary shares outstanding during the period.
The following table reflects the loss and share data used in the basic and diluted loss per share calculations for the three months ended September 30, 2023 and 2022, and the nine months ended September 30, 2023 and 2022:

	For the three months ended September 30,		For the nine months ended September 30,
	2023	2022	2023	2022
Loss attributable to ordinary equity holders of the Company (in €‘000)	(43,015)	(21,356)	(81,829)	(268,269)
Weighted average number of ordinary shares for basic and diluted loss per share	267,564,249	267,177,592	267,308,676	246,129,260
Basic and diluted loss per share (in €'000)	(0.16)	(0.08)	(0.31)	(1.09)
The Company only has ordinary shares. Refer to Note 12 for details about the Company’s share capital.
There is no difference between basic and diluted loss per share as the effect of the potential ordinary shares that would be issued by the Company under the Management Incentive Plan, the Long Term Incentive Plan, or the Public Warrants is anti-dilutive for all periods presented. Refer to Note 7.2 and 7.3 for details on the Management Incentive Plan and the Long Term Incentive Plan, and refer to Note 27 of the consolidated financial statements for the year ended December 31, 2022 for details on the Public Warrants.
Ordinary shares were issued after the reporting date in relation to the exchange of Public Warrants as disclosed in Note 20. There have been no other transactions involving ordinary shares or potential ordinary shares between the reporting date and the date of authorization of these interim condensed consolidated financial statements.